SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                   SunAmerica Senior Floating Rate Fund, Inc.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                        [LOGO]
                         AIG     SunAmerica         SunAmerica Senior
                                 Asset Management   Floating Rate Fund, Inc.
                                                    Harborside Financial Center
                                                    3200 Plaza 5
                                                    Jersey City, NJ 07311
February 11, 2005

Dear Shareholder:

     SunAmerica Senior Floating Rate Fund, Inc.(the "Fund") has called a Special Meeting of Shareholders (the "Meeting") to approve a new sub-advisory agreement with AIG Global Investment Corp. ("AIGGIC") following the resignation of Stanfield Capital Partners LLC ("Stanfield"). The Investment Company Act of 1940 requires shareholder approval of the sub-advisory agreement with AIGGIC. As a result, a new sub-advisory agreement is being submitted for approval at the Meeting.

     The Board of Directors of the Fund believes that the proposal set forth in the Notice of Special Meeting and accompanying Proxy Statement is important and recommends that you read the enclosed materials carefully and then provide a vote in favor of the proposal.

     You will receive a proxy card. There are several ways to vote your shares including mail, telephone, and the Internet. Please refer to the proxy card for more information on how to vote. Your vote is important. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, ADP Investor Communication Services, reminding you to vote.

     Shareholders are urged to vote using any of the available options to ensure a quorum at the meeting. Your vote is important regardless of the size of your shareholding.

     We appreciate your cooperation and continued support.

                                 Sincerely,

                                 /s/ Vincent Marra
                                 President
                                 SUNAMERICA SENIOR FLOATING
                                 RATE FUND, INC.

                       IMPORTANT NEWS FOR SHAREHOLDERS OF
                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") that requires a shareholder vote.

Q:   WHO IS ASKING FOR MY VOTE?

A: The Board of Directors (the "Board") of the Fund has requested your vote at a special shareholders meeting to be held at 10:00 a.m., Eastern time, on March 31, 2005 (the "Meeting") at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Q:   WHY DID YOU SEND ME THIS BOOKLET?

A: You are receiving these proxy materials because you have the right to vote on an important proposal concerning your investment in the Fund.

Q.   WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. You are being asked to vote on the approval of a new sub-advisory agreement (the "New Agreement") between AIG SunAmerica Asset Management Corp. ("SAAMCo") and AIG Global Investment Corp. ("AIGGIC"). Because the Fund's former sub-adviser, Stanfield Capital Partners, LLC ("Stanfield"), decided to withdraw from the sub-advisory business, the Fund needed to find and hire a new sub-adviser.

     The resignation of Stanfield took effect on December 31, 2004. To ensure the uninterrupted receipt by the Fund of sub-advisory services during the period between the resignation of Stanfield and the Meeting, the Fund's Board, at a meeting held on December 20, 2004, approved an interim sub-advisory agreement between SAAMCo and AIGGIC (the "Interim Agreement"), which became effective as of the resignation of Stanfield and will remain in effect for 150 days or until the approval of a new agreement that will replace it. On January 12, 2005, for the reasons described in the Proxy Statement, the Board approved the New Agreement that provides for the engagement of AIGGIC as the Fund's sub-adviser on a continuing basis. You are being asked to approve the New Agreement.

     The terms of the New Agreement (and the Interim Agreement) are substantially similar in all material respects to the previously existing sub-advisory agreement with Stanfield (the "Former Agreement"), except for the identity of the sub-adviser (AIGGIC), the effective date, and the termination date. The New Agreement will have, as is customary for investment advisory agreements, an initial term of two years and a provision that it will continue thereafter if approved annually by a vote of either the Board or the shareholders of the Fund. If the New Agreement is approved, it will take effect immediately.

Q.   WILL THE FEES PAID FOR SUB-ADVISORY SERVICES CHANGE?

A. No. The fees payable by SAAMCo to AIGGIC under the New Agreement are the same as those payable by SAAMCo to Stanfield under the Former Agreement.

Q.   HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A. Approval of the New Agreement requires approval by a majority of the outstanding voting shares of the Fund. This majority is defined by the Investment Company Act as the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund's outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting shares.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED MEETING DATE?

A. If we do not receive sufficient votes to hold the Meeting, we, or a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10:00 a.m. on March 31, 2005, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.   HOW DOES THE FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Fund's Board, including the non-interested directors, recommends that you vote FOR the proposal.

Q.   HOW CAN I VOTE MY SHARES?

A.   Please choose one of the following options to vote your shares:

     o    By mail, with the enclosed proxy card;

     o By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     o    In person at the Meeting.

Your proxy is important and will help avoid the additional expense of another solicitation. Thank you for promptly submitting your vote.

                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.
                          Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311
                          ----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 31, 2005
                          ----------------------------

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") will be held on March 31, 2005 at 10:00 a.m., Eastern time, at the Fund's offices at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, for the purpose of considering the proposals set forth below:

     1. To approve the investment sub-advisory agreement between AIG SunAmerica Asset Management Corp. ("SAAMCo") and AIG Global Investment Corp. ("AIGGIC") as sub-adviser.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on January 13, 2005, are entitled to vote at the Meeting and any adjournment thereof. You may vote by mail, touch-tone telephone, Internet or in person. Please provide your vote promptly.

                                 By order of the Board of Directors,

                                 /s/ Vincent Marra
                                 President
                                 SUNAMERICA SENIOR FLOATING
                                 RATE FUND, INC.

                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.
                           Harborside Financial Center
                                  3200 Plaza 5
                              Jersey City, NJ 07311
                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------

                         Special Meeting of Shareholders
                           March 31, 2005, 10:00 A.M.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") for use at the special meeting ("Meeting") of shareholders of the Fund ("Shareholders") to be held at the Fund's offices at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ, 07311 on March 31, 2005, at 10:00 A.M., Eastern time, and at any adjournment thereof. This Proxy Statement is being mailed to Shareholders on or about February 11, 2005 on behalf of the Board.

     Execution of a proxy will not in any way affect a Shareholder's right to attend the Meeting and vote in person, and any Shareholder giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Fund prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Board has fixed the close of business on January 13, 2005 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting.

     As of the Record Date, 24,610,445 shares of the Fund were issued and outstanding, including 23,841 Class A shares, 2,930,789 Class B shares, 18,691,282 Class C shares, and 2,964,533 Class D shares.

     The name, address and percentage of ownership of Shareholders that owned of record 5% or more of each class of shares of the Fund as of the Record Date are as follows:

                                                       Percentage
Name                      Address                      Ownership
-----------------------------------------------------------------
 Lyle & Louise Berndt     1001 Pine Street Apt. 46        10%
                          Burlington, WI 53105
-----------------------------------------------------------------
 NFSC/FMTC IRA            1160 Sagebrook Way              20%
 FBO Janice Rivenburg     Webster, NY 14580
-----------------------------------------------------------------
 Merrill Lynch, Pierce,   4800 Deer Lake Drive East       13%
 Fenner & Smith, Inc.     2nd Floor
 FBO its customers        Jacksonville, FL 32246
-----------------------------------------------------------------
 Carabec Partnership      P.O. Box 42456                  5%
                          Urbandale, IA 50323
-----------------------------------------------------------------

     To the knowledge of management, members of the Board, both individually and as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date.

     While not expected, the Fund may solicit proxies from Shareholders by mail or by telephone communications from officers or employees of AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Fund's adviser, or its affiliates, who will not receive any compensation for their solicitation services from the Fund. In addition, a professional proxy solicitation firm may also assist in the solicitation of voting instructions. In connection with the solicitation of proxies, the Fund will furnish a copy of this Proxy Statement to all Shareholders. The estimated cost of solicitation is $25,000.

     Shareholders may also provide their proxies through telephone touch-tone voting or Internet voting. These options require Shareholders to input a control number, which is located on each proxy card. Subsequent to inputting these numbers, Shareholders will be prompted to provide their vote on the proposal. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet connection.

     If a Shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or Internet, the Shareholder may submit the proxy card originally sent with the Proxy Statement or attend in person. Proxies executed by Shareholders may be revoked by: (i) a written instrument received by the Secretary of the Fund at any time before they are exercised;
(ii) delivery of a later-dated proxy; or (iii) by attendance at the Meeting and voting in person.

     Each Shareholder shall be entitled to exercise the voting rights of shares owned of which he is a Shareholder ("Shares"). All outstanding full Shares, irrespective of class, are entitled to one vote and each fractional Share is entitled to the corresponding fractional vote. Shares of the Fund will be voted in the aggregate with respect to the approval of the sub-advisory agreement.

     The proposal described in this Proxy Statement and the fund affected are shown in the table below.

           PROPOSAL                             AFFECTED FUND
 1.  Approval of a sub-advisory       SunAmerica Senior Floating Rate Fund
     agreement with AIG Global
     Investment Corp. ("AIGGIC")

     A quorum for the transaction of business at the Meeting is constituted with respect to the Fund by the presence in person or by proxy of holders of a majority of the shares of the Fund entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to the Fund.

     Approval of Proposal No. 1 requires approval by the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund's outstanding voting shares are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting shares.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have the same effect on Proposal No. 1 as a vote "AGAINST". Unmarked voting instructions from Shareholders will be voted in favor of the proposal. The Fund may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional proxies from Shareholders. The Fund and SAAMCo will split evenly the costs of preparing and distributing to Shareholders additional proxy materials, if required in connection with any adjournment.

     The Fund is a closed-end, non-diversified management investment company organized in Maryland in 1998 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of multiple classes.

     The costs of the Meeting, including the solicitation of proxies, will be split evenly between the Fund and SAAMCo. In addition to the solicitation of proxies by mail, directors and agents of the Fund may solicit proxies in person or by telephone.

     Copies of the Fund's Annual Report for the most recently completed fiscal year and Semi-Annual Report are available without charge to Shareholders. To obtain a copy, call the Funds at (800) 858-8850 ext. 5660, or write to the Funds at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

     AIG SunAmerica Capital Services, Inc. ("SACS"), the Fund's distributor, and SAAMCo, the Fund's adviser, are both located at Harborside Financial Center, 3200 Plaza S, Jersey City, NJ 07311.

                                 PROPOSAL NO. 1

                Approval of a Sub-Advisory Agreement with AIGGIC

     SAAMCo is the administrator and investment adviser of the Fund. As such, SAAMCo has overall responsibility for the general management and day-to-day operations of the Fund, but may employ one or more investment sub-advisers to make the investment decisions for all or a portion of the Fund. SAAMCo previously contracted with Stanfield Capital Partners LLC ("Stanfield") to manage the investment and reinvestment of the Fund's assets (the "Former Agreement"). On December 31, 2004, Stanfield resigned as a sub-adviser to the Fund due to its retirement from the sub-advisory business.

     At a telephone meeting held on December 20, 2004, the Board unanimously approved the interim sub-advisory agreement between SAAMCo and AIGGIC (the "Interim Agreement"). The Interim Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Fund of investment advisory services during the period between the resignation of Stanfield, which took effect on December 31, 2004, and the Meeting. This Rule, under certain circumstances, allows interim sub-advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders. The Interim Agreement will terminate on the earlier of the effective date of the new sub-advisory agreement between SAAMCo and AIGGIC (the "New Agreement") or 150 days after the resignation of Stanfield.

     At an in-person meeting held on January 12, 2005, the Board approved the New Agreement. The 1940 Act requires Shareholder approval of the New Agreement. The New Agreement will replace the Interim Agreement with AIGGIC on behalf of the Fund. A copy of the form of New Agreement is attached as Exhibit A to this Proxy Statement.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE TO APPROVE THE NEW AGREEMENT WITH AIGGIC.

Terms of the Former Agreement

     The date of the Former Agreement is November 16, 2001. The Board, including a majority of the non-interested directors, last approved the Former Agreement, on August 31, 2004. The Former Agreement was last approved by Shareholders on October 19, 2001. Under the Former Agreement, SAAMCo paid Stanfield, a sub-advisory fee based on the Fund's average daily net asset value, computed and paid monthly, at the following rates:

                            Senior Floating Rate Fund

Sub-Adviser                             Sub-Advisory Fee
---------------                     ------------------------
  Stanfield                         $ 0 - 1B       0.25%
                                     > $1 B        0.20%

     For the Fund's most recent fiscal year ended December 31, 2004, SAAMCo received $1,663,171 in advisory fees of which $489,192 was paid to Stanfield in sub-advisory fees for rendering sub-advisory services to the Fund under the Former Agreement and of which SAAMCo retained $1,173,979. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers.

     The Former Agreement was terminated on December 31, 2004 due to Stanfield's resignation. Stanfield decided to withdraw from the sub-advisory business and resigned from its position as sub-adviser to the Fund effective December 31, 2004.

Information about AIGGIC

     AIGGIC is a corporation organized under the laws of the State of New Jersey, with its principal place of business at 70 Pine Street, New York, New York 10270. AIGGIC is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG") and is part of the AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of September 30, 2004, AIGGIG managed approximately $450 billion, of which approximately $384 billion relates to AIG affiliates and $66 billion relates to client assets.

     AIGGIC is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1983.

     The directors and principal executive officers of AIGGIC are listed below. Unless otherwise indicated, the address for each is 70 Pine Street, New York, New York 10270. No officers or directors of the Fund are officers, directors, employees, shareholders or general partners of AIGGIC. No officers or directors of the Fund have any material interest in AIGGIC, or in any material transaction in which AIGGIC or an affiliate is a party.


   Name and Address         Position at AIGGIC      Principal Occupation(s)
--------------------------------------------------------------------------
 Gordon S. Massie      Managing Director           Head of Leveraged
                                                   Finance Group
--------------------------------------------------------------------------

 Steven S. Oh          Managing Director           Portfolio Manager
--------------------------------------------------------------------------
 John G. Lapham, III   Managing Director           Portfolio Manager
--------------------------------------------------------------------------
 Win Jay Neuger        Chairman, Chief Executive   Same
                       Officer and Director
--------------------------------------------------------------------------
 Hans Danielsson       Director and Senior         Same
                       Managing Director
--------------------------------------------------------------------------
 Edward Easton         Director                    Same
 Matthews
--------------------------------------------------------------------------
 Ernest Theodore       Director                    Same
 Patrikis
--------------------------------------------------------------------------
 Richard Waldo Scott   Director and Senior         Same
                       Managing Director
--------------------------------------------------------------------------

Terms of the New Agreement

     Under the specific terms of the New Agreement, AIGGIC would be responsible, subject to oversight by SAAMCo as the Fund's primary investment adviser, and by the Board of the Fund, for managing the investment and reinvestment of the Fund's assets in a manner consistent with the Fund's investment objectives, policies and restrictions, and applicable federal and state law. As such, AIGGIC's investment authority would include whatever powers the Fund may possess with respect to its assets, including the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. AIGGIC would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Fund, but would provide such assistance as is reasonably requested by SAAMCo.

     The terms of the New Agreement further specify that AIGGIC would make decisions with respect to all purchases, sales, and other transactions of securities and other investment assets for the Fund. To carry out such decisions, AIGGIC would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Fund.

     For providing ongoing services under the New Agreement, AIGGIC would be entitled to receive ongoing sub-advisory fees based on the Fund's average daily net asset value, computed and paid monthly, at the rates in the chart below. SAAMCo would be solely responsible for paying these fees.

Sub-Adviser              Sub-Advisory Fee
-------------         --------------------
  AIGGIC              $0 - 1B       0.25%
                      > $1 B        0.20%

     The proposed sub-advisory fees and asset breakpoint levels under the New Agreement are the same as those under the Former Agreement. Any change would not have affected Shareholder fees because AIGGIC is paid solely out of the advisory fees from SAAMCo.

     The New Agreement also requires AIGGIC to report to the Board important developments affecting the Fund or AIGGIC. On its own initiative, AIGGIC should provide any other information to the Board or SAAMCo that it may believe is appropriate, such as information relating to the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. In addition, the New Agreement requires that AIGGIC furnish the Board and SAAMCo with statistical and analytical information regarding securities held by the Fund, as AIGGIC may believe appropriate or upon reasonable request by the Board or SAAMCo.

     Under the terms of the New Agreement, AIGGIC is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The New Agreement specifies that AIGGIC's primary consideration in effecting a security transaction will be to obtain for the Fund the best price and execution available under the circumstances. However, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if AIGGIC determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of AIGGIC with respect to the Fund and to other clients of AIGGIC. Accordingly, AIGGIC will not be deemed to have acted unlawfully or to have breached any duty under the New Agreement, subject to any policies determined by the Board, solely because AIGGIC may cause the Fund to pay a broker who provides certain research and brokerage services to AIGGIC an amount of commission for effecting a portfolio investment transaction that exceeds the amount of commission that another broker or dealer would have charged for effecting that transaction. AIGGIC would also be responsible for the maintenance of documents and records required by the 1940 Act relating to the orders for purchase and sale of portfolio securities of the Fund, as well as for other records that SAAMCo reasonably requests to be maintained.

     Provided the investment objective of the Fund is adhered to, the New Agreement also provides that AIGGIC may aggregate sales and purchase orders of securities held in the Fund with similar orders for other portfolios that AIGGIC manages that are made simultaneously, if, in AIGGIC's reasonable judgment, such aggregation will result in an overall economic benefit to the Fund and AIGGIC acknowledges sole responsibility for complying with all applicable pronouncements and interpretations of the Securities and Exchange Commission (the "SEC") regarding the aggregation of trades. The allocation of securities so purchased or sold shall be made by AIGGIC in the manner that it considers to be the most equitable and consistent with its fiduciary duties to the Fund and other clients. AIGGIC may from time to time employ or sub-contract certain persons appropriate or necessary to assist in the execution of its duties at its expense, so long as such persons do not relieve AIGGIC of its responsibilities or liabilities under the New Agreement.

     AIGGIC will pay its own expenses for services to be provided by it under the New Agreement. Except for expenses assumed by AIGGIC or by SAAMCo under the primary advisory agreement, the Fund is responsible for all of the ordinary business expenses incurred in its operations and in the offering of its shares, including, but not limited to: brokerage commissions; taxes; legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and Shareholder meetings; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; the cost of preparing and distributing reports and notices to Shareholders, and the cost of printing prospectuses and other materials to Shareholders.

     In carrying out its obligations under the New Agreement, AIGGIC would be obligated to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to AIGGIC; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), and any rules and regulations adopted by the SEC thereunder; the registration statement of the Fund as it may be amended from time to time; the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact AIGGIC's provision of services as described herein.

     If approved by Shareholders, the New Agreement will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, and will thereafter continue from year to year, provided that the continuance of the New Agreement is approved annually by vote of the Board including a majority of the "non-interested" directors, or by a vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act). The New Agreement may be terminated at any time without penalty by vote of the Board, vote of a majority of the Fund's outstanding voting securities, or by SAAMCo or AIGGIC upon 60 days' written notice to the other party. Consistent with the federal securities laws, the New Agreement also would terminate upon any "assignment" (as defined in the 1940 Act). If Shareholders fail to approve the New Agreement, the Board will consider what further action is appropriate.

Board Consideration and Approval of the New Agreement

     At a meeting held on January 12, 2005, the Board approved the New Agreement succeeding Stanfield with AIGGIC.

     In approving the New Agreement and selecting AIGGIC as the new sub-adviser, and the fees to be paid under the New Agreement, the Board, including the independent directors advised by independent legal counsel, considered and concluded the following:

Reasons for Replacing Stanfield with AIGGIC

     The Board considered SAAMCo's reasons for proposing that AIGGIC succeed Stanfield as the sub-adviser to the Fund, including: AIGGIC's experience and above-average investment performance record using an income investment style in managing other funds and accounts with similar investment objectives as the Fund, including its U.S. Leveraged Loan Composite, which measures collateralized loan obligations and leveraged loan products managed by AIGGIC, and the potential for enhanced performance of the Fund using such a management style. The Board also took into consideration the risk adjusted performance and portfolio risk statistics of AIGGIC's account and that it compared favorably to the peer average. In addition, the Board considered that a new sub-advisory relationship with AIGGIC would provide an opportunity for the Fund to continue to be managed in close alignment with an income investment style. The Board further considered the experience level and tenure of the AIGGIC portfolio management team.

     The Board concluded that these reasons supported its selection of AIGGIC.

Investment Sub-Advisory Fee Rates

     The Board considered that the proposed sub-advisory fee rate payable by SAAMCo to AIGGIC under the New Agreement is the same as the sub-advisory fee rate payable by SAAMCo to Stanfield under the Former Agreement. The Board noted that any change in the investment sub-advisory fee rate payable to AIGGIC would have no direct impact on Fund or Shareholders because these fees are payable by SAAMCo and there is no change in the investment advisory fee rate payable by the Fund to SAAMCo.

     The Board received comparative analysis of sub-advisory fees paid by other floating rate funds. The Board reviewed the advisory fees of these other funds, which ranged from 0.80% to 0.95% and found that while neither the highest nor the lowest, the advisory fees of the Fund fell within the range of fees reviewed. In addition, the Board reviewed information that these other funds paid sub-advisory fees, to an affiliated sub-adviser, which ranged from 0.36% to 0.40%. The Board noted that the proposed sub-advisory fee rates to AIGGIC fell below this range.

     The Board also compared AIGGIC's proposed sub-advisory fee rate with the sub-advisory fee rates applicable to other similar funds in the SunAmerica Funds complex.

     As a result of the above considerations, the Board concluded that AIGGIC's proposed sub-advisory fee rates under the New Agreement were reasonable in comparison to other sub-advisory fee rates.

Nature, Extent and Quality of Services

     The Board received and considered information regarding the nature and extent of services provided to the Fund by Stanfield under the Former Agreement and those that would be provided to the Fund by AIGGIC under the New Agreement, noting that the nature and extent of services under the Former Agreement and New Agreement were substantially similar in that Stanfield and AIGGIC were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also received and considered information regarding the nature and extent of services currently being provided by AIGGIC to other SunAmerica funds under an existing investment sub-advisory agreement and those that would be provided to the Fund by AIGGIC under the New Agreement, noting that the nature and extent of services under both agreements were substantially similar in that AIGGIC was required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

     With respect to the quality of services, the Board considered, among other things, the background and experience of AIGGIC's senior management and the expertise of, and amount of attention expected to be given to the Fund by, investment analysts and both junior and senior investment personnel of AIGGIC. The Board noted that the AIGGIC Leveraged Loan Group manages $3.7 billion of institutional bank loans invested in approximately 295 issuers. The Board also reviewed the qualifications, backgrounds and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Fund. AIGGIC's Leverage Loan Group consists of 20 dedicated leveraged loan investment and operation professionals. This group brings together professional investment managers with diverse experience in commercial banking, accounting, investment banking, distressed debt, sell-side analysis, private placements and general corporate management. In further evaluating the quality of services anticipated to be provided by AIGGIC, the Board was informed that, in management's judgment, AIGGIC has the size, visibility and resources to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that AIGGIC's portfolio management team members have an average industry experience of approximately nine years, the average tenure with AIGGIC of the portfolio management team members is three years. As of September 30, 2004, AIGGIG (which includes AIGGIC) managed approximately $450 billion, of which approximately $384 billion relates to AIG affiliates and $66 billion relates to client assets.

     The Board concluded that it was satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Fund by AIGGIC and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by AIGGIC under the New Agreement should equal or exceed the quality of investment sub-advisory services provided by Stanfield under the Former Agreement. The Board also concluded that the services anticipated to be provided by AIGGIC to the Fund compared favorably to those provided by Stanfield to the Fund under the Former Agreement and those currently being provided by AIGGIC to funds of SunAmerica, based on the above considerations.

Fund Performance

     The Board received and considered information about the Fund's historical performance and noted that the Fund's performance, over the relevant periods, was close but somewhat below the median of the group of funds that was most similar to the Fund (the "Peer Group"), as well as lagged an appropriate benchmark index, the Credit Suisse First Boston ("CSFB") Leveraged Loan Index, over relevant periods. (The CSFB Leveraged Loan Index is an unmanaged representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. It is not possible to invest directly in an Index.)

     In addition, the Board received and considered information about the performance of AIGGIC's U.S. Leveraged Loan Composite. The Board noted that for the 1-year, 2-year and 3-year periods, the account outperformed the CSFB Leveraged Loan Index. Also, the Board considered that the performance of AIGGIC's U.S. Leveraged Loan Composite adjusted to reflect the Fund's current expense ratio of 1.75% was in line with the CSFB Leveraged Loan Index and performed better than the Fund over the various periods.

     While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of registered investment companies and private accounts advised by AIGGIC was in line with that of the Fund and that it was reasonable to believe that AIGGIC would provide satisfactory performance in the future.

AIGGIC Profitability

     Because the engagement of AIGGIC is new, there is no historical profitability with regard to its arrangements with the Fund. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions, which are by their nature, speculative. Accordingly, the Board did not request or consider AIGGIC's profitability with regard to its approval of the New Agreement.

Economies of Scale

     The Board received and considered information about the potential of both SAAMCo and AIGGIC to experience economies of scale as the Fund grows in size.

     The Board noted that SAAMCo's advisory fee rate and AIGGIC's proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the sub-advisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among SAAMCo, AIGGIC and Shareholders as the Fund grows.

     The Board also noted the voluntary fee waiver and/or expense reimbursement arrangements currently provided by SAAMCo for the Fund, that the Fund's net total annual operating expense ratio was capped at 1.45% of its average daily net assets for Class A and Class B shares, at 1.50% for Class C shares, and at 1.25% for Class D shares, and that such expense caps would continue indefinitely but may be terminated at any time. The Board also considered that it annually reviews the Fund's net operating expense ratios and compares them to those of other funds in its Peer Group.

Other Benefits to AIGGIC

     The Board considered potential "fall-out" or ancillary benefits anticipated to be received by AIGGIC and its affiliates as a result of AIGGIC's relationship with the Fund. Such benefits are expected to include benefits attributable to the Fund's relationship with AIGGIC (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in AIGGIC's business as a result of AIGGIC's relationship with the Fund (such as the ability to market to other prospective clients).

     The Board concluded that other ancillary benefits that AIGGIC and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were not unreasonable.

Conclusion

     Considering all of these factors, the Board approved the selection of AIGGIC as sub-adviser and concluded that the sub-advisory fees to be paid to AIGGIC were reasonable.

         The Board unanimously recommends that you vote for approval of the New Agreement with AIGGIC.

     If the proposal passes, AIGGIC will become the Fund's new sub-adviser and will be paid the sub-advisory fee described above. If the proposal fails, the Board will consider the selection of an alternative sub-adviser and the submission of a new sub-advisory contract to shareholders for approval. The Interim Agreement will expire on its 150th day (May 19, 2005). If a contract with a new sub-adviser is not approved prior to the expiration of the Interim Agreement, SAAMCo, the Fund's primary investment adviser, will provide investment advice to the Fund.

                      This Page Intentionally Left Blank

                                                                       Exhibit A

                             SUBADVISORY AGREEMENT

     THIS SUBADVISORY AGREEMENT is made and entered into as of January 12, 2005, between AIG SUNAMERICA ASSET MANAGEMENT CORP. (the "Adviser"), a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and AIG GLOBAL INVESTMENT CORP. (the "Subadviser"), a New Jersey corporation also registered under the Advisers Act.

                              W I T N E S S E T H

     WHEREAS, the Adviser, pursuant to an Advisory Agreement (the "Advisory Agreement") with SunAmerica Senior Floating Rate Fund, Inc., a Maryland Corporation (the "Fund"), has been retained to act as investment adviser for the Fund; and

     WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "SEC") as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Subadviser to provide a continuous investment program for the Fund, and the Subadviser is willing to render those services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

1.   INVESTMENT DESCRIPTION; APPOINTMENT AS SUBADVISER

          The Fund desires to employ its capital by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Prospectus and Statement of Additional Information relating to the Fund as may be in effect from time to time (collectively, the "Prospectus") and which are filed with the SEC as part of the Fund's Registration Statement on Form N-2, as amended from time to time, and in such manner and to such extent as may be approved by the Board of Directors of the Fund. A copy of the Prospectus has been provided to the Subadviser. The Adviser retains the Subadviser to act as investment adviser for and to manage the Fund's Assets subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement, and the Subadviser accepts that employment. In this capacity, the Subadviser will be responsible for the investment management of the Fund's assets. It is recognized that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund have no objection to those activities and such other activities as more fully described in the Subadviser's Part II of its Form ADV referenced in Section 7(d).

2.  DUTIES OF THE SUBADVISER

    a. Investments. The Subadviser is authorized and directed and agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Prospectus and subject to the directions of the Adviser and the Fund's Board of Directors, to purchase, hold and sell investments for the Fund ("Fund Investments") and to monitor on a continuous basis the performance of such Fund Investments. Subject to the supervision of the Board of Directors and the Adviser and the terms and conditions of this Agreement, including without limitation section 2(b), the Subadviser will: (1) manage the Fund Investments in accordance with the Fund's investment objective, policies and limitations as stated in the Prospectus; (2) make investment decisions for the Fund; (3) place purchase and sale orders for portfolio transactions for the Fund, including the manner, method and timing of such investment transactions; and (4) manage otherwise uninvested Fund cash. In providing these services, the Subadviser will formulate and implement a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund Investments. The Adviser agrees to provide to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available (or to become available) for investment, and generally as to the condition of the Fund's affairs.

    b. Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser will act in conformity with the Prospectus and with the instructions and directions received in writing from the Adviser or the Board of Directors of the Fund and will comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other federal and state laws and regulations applicable to its services under this Agreement.

         The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser will, in the performance of its duties and obligations under this Agreement, manage the Fund Investments consistent with such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act and the rules and regulations under this Agreement, and that the Subadviser will have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Fund or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus.

         In fulfilling these requirements and its other requirements and obligations under this Agreement, the Subadviser will be entitled to rely on and act in accordance with (1) information provided to it by the Fund's administrator, fund accountant, custodian or other service provider and (2) instructions, which may be standing instructions, from the Adviser. The Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis upon request by the Subadviser, such information as is requested by the Subadviser for the performance of its obligations under this Agreement, and the Subadviser will not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such information and the Subadviser relies on the information most recently provided to it.

    c. Voting of Proxies. The Fund has appointed Investor Responsibility Research Center as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, a Fund may request guidance or a recommendation from the adviser, administrator or subadviser of the Fund. The Subadviser shall not have responsibilities in connection with proxy voting for a Fund unless it is affirmatively requested to make a proxy voting recommendation.

    d. Agent. Subject to any other written instructions of the Adviser or the Fund, the Subadviser is hereby appointed the Adviser's and the Fund's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser will be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

    e. Portfolio Transactions. Subject to the approval of the Board of Directors of the Fund, the Subadviser, in carrying out its duties hereunder, may cause the Fund to pay a broker-dealer which furnishes brokerage or research services as such services are defined under
         Section 28(e) of the Securities Exchange Act of 1934, as amended (the "34 Act"), a higher commission than that which might be charged by another broker- dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 34 Act).

         It is recognized that the services provided by such brokers or other entities may be useful to the Subadviser in connection with the Subadviser's services to other clients.

         On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but is under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In that event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

    f. Certain Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if the transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated under both those acts.

         The Subadviser, including its Access Persons (as defined in Rule 17j-1(e) under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which will comply in all material respects with Rule 17j-1, as amended from time to time). On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Fund's assets or (ii) identify any material violations that have occurred with respect to the Fund's assets. In addition, the Subadviser will report at least annually to the Adviser concerning any other violations of the

         Subadviser's Code of Ethics that required significant remedial action and that were not previously reported.

    g. Books and Records. Pursuant both to the 1940 Act and the Advisers Act and the rules and regulations promulgated under those acts, the Subadviser will maintain separate books and records of all matters pertaining to its management of the Fund's assets. The Fund's books and records will be available to the Adviser at any time upon reasonable request during normal business hours and will be available for telecopying without unreasonable delay to the Adviser during any day that the Fund is open for business.

    h. Information Concerning Fund Investments and Subadviser. From time to time as the Adviser or the Fund may reasonably request (but no less often than quarterly), the Subadviser will furnish or cause to be furnished the requesting party reports on portfolio transactions and reports on Fund Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will also inform the Adviser promptly of changes in portfolio managers responsible for Subadviser Assets or of changes in the control of the Subadviser. The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors in person on reasonable notice to review the Fund Investments and the Subadviser will report to the Board of Directors in writing on the Fund Investments monthly.

    i. Custody Arrangements. The Subadviser will on each business day provide the Adviser and the Fund's custodian such information as the Adviser and the Fund's custodian may reasonably request relating to all transactions concerning the Fund Investments including, without limitation, recommendations, in accordance with policies and procedures established by the Directors, as to the fair value of securities for which market quotes are not available.

3.  INDEPENDENT CONTRACTOR

         In the performance of its duties under this Agreement, the Subadviser is an independent contractor and unless otherwise expressly provided in this Agreement or otherwise authorized in writing, will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

4.  EXPENSES

         During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage fees and commissions and other transaction charges, if any) purchased for the Fund. The Subadviser will not be responsible for any expenses of the operations of the Fund including, without limitation, brokerage fees and commissions and other transaction charges, if any. The Subadviser will not be responsible for the Fund's or the Adviser's expenses. The Subadviser shall be responsible for travel expenses (airfare, meals, lodging and other transportation) undertaken at the request of the Adviser ("Travel Expenses") in an amount not to exceed $50,000 per annum. Travel Expenses in excess of $50,000 per annum shall be borne by the Adviser. In addition, it is understood and acknowledged that the Subadviser shall not be responsible for legal fees and expenses incurred for advice in connection with the actual or pending bankruptcy, restructuring or default of Fund assets.

5.  COMPENSATION

    a. The Adviser will pay the Subadviser a fee, computed daily and paid monthly on or before the last business day of the month, at the following annualized rate: 0.25% of the Fund's average daily net assets for average daily net assets up to and including $1 billion; and 0.20% of the Fund's average daily net assets in excess of $1 billion. In calculating the net assets of the Fund, for purposes of this computation, all liabilities of the Fund will be deducted from gross assets except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund.

    b. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which the effectiveness or termination occurs.

    c. Notwithstanding any other provision of this Agreement, the Subadviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement (in advance of the time such fee or portion of the fee would otherwise accrue). Any such fee reduction may be discontinued or modified by the Subadviser at any time.

    d. The waiver, if any, by the Adviser of its Advisory Fee from the Fund shall not affect the payment of the fee to the Subadviser set forth in subsection (a) above.

6.  REPRESENTATION AND WARRANTIES OF SUBADVISER

       The Subadviser represents and warrants to the Adviser and the Fund as follows:

    a. The Subadviser is registered as an investment adviser under the Advisers Act;

    b. The Subadviser is a corporation duly organized and validly existing under the laws of the State of New Jersey with the power to own and possess its assets and carry on its business as it is now being conducted;

    c. The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by its Board of Directors or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

    d. The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects.

7.  REPRESENTATIONS AND WARRANTIES OF ADVISER

         The Adviser represents and warrants to the Subadviser as follows:

    a.   The Adviser is registered as an investment adviser under the Advisers
         Act;

    b. The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

    c. The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by its Board of Directors or shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

    d. The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects;

    e. The Adviser acknowledges that it has received a copy of the Subadviser's Form ADV prior to the execution of this Agreement;

    f. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with all federal and state laws, rules and regulations applicable to the Fund and the operation of its business (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, applicable disclosure and filing obligations for prospectuses, statements of additional information, registration statements, periodic reports to shareholders and regulatory bodies, proxy statements and promotional materials and advertisements; and

    g. The Fund is in compliance in all material respects, and during the term of this Agreement will remain in compliance in all material respects, with the terms and conditions of the Prospectus (other than those related to investment objectives, policies and restrictions over which the Subadviser has discretion pursuant to the terms hereof), including, without limitation, provisions relating to the computation of the Fund's net asset value and those relating to processing purchase, exchange and repurchase requests.

8.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION

         All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7, respectively, will survive for the duration of this Agreement and the parties to this Agreement will promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.  LIABILITY

         Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Subadviser) or the Adviser in connection with the Subadviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his or her duties on behalf of the Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser under this Agreement.

         As to any matters not expressly provided for by this Agreement, the Subadviser shall be in all cases fully protected in acting or refraining from acting hereunder or thereunder in accordance with the instruction of the Adviser.

10. DURATION AND TERMINATION

    a. This Agreement shall become effective as of the date hereof, and unless sooner terminated as provided herein, shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval.

    b. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, by the Adviser, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Subadviser; or by the Subadviser on sixty days' written notice to the Fund and the Adviser. This Agreement may be terminated immediately in the event of a material breach of any provision of this Agreement by the other party to this Agreement. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act), or on termination of the Advisory Agreement.

11. REFERENCE TO ADVISER AND SUBADVISER

         Neither the Adviser, the Fund nor any affiliated person or agent of the Adviser or the Fund will make reference to or use the name of "AIG Global Investment Corp." or any derivative thereof or logo associated with that name, except references concerning the identity of and services provided by the Subadviser to the Fund, which references will not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of the Subadviser, which approval will not be unreasonably withheld or delayed.

         Upon termination of this Agreement in accordance with Section 10(b) hereof, the Adviser, the Fund and the Fund and their affiliates will cease to make such reference or use such name (or derivative or logo).

         The Adviser consents to the use of its name in materials produced by the Subadviser which lists the Adviser as a client utilizing the services of the Subadviser.

12. PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Fund in writing of the occurrence of any of the following events:

    a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

    b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

    c. the chief executive officer or controlling stockholder of the Subadviser or the portfolio manager of the Fund changes.

13. AMENDMENT

         This Agreement may be amended by written amendment signed by the parties, provided that the terms of any material amendment shall be approved (i) by the vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by law.

14. CONFIDENTIALITY

         Subject to the duties of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser will treat as confidential all records and other information pertaining to the Fund or the Adviser that the Subadviser maintains or receives as a result of its responsibilities under this Agreement. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Fund to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

15.  NOTICE

     All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Fund, the Adviser, or the Subadviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

16.  GOVERNING LAW

     The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control.

17.  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which will be deemed an original, all of which will together constitute one and the same instrument.

18.  CERTAIN DEFINITIONS

     For the purposes of this Agreement, "interested person," "affiliated person", "majority of outstanding voting securities" and "assignment" have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

19.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part of this Agreement.

20.  SEVERABILITY

     If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected.

21.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                            AIG SUNAMERICA ASSET MANAGEMENT CORP.

                            By: ------------------------------------------
                                Peter A. Harbeck
                                President and CEO

                            AIG GLOBAL INVESTMENT CORP.

                            By: ------------------------------------------

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

--------------------------
999   999   999   999   99  <-
--------------------------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  *** THREE EASY WAYS TO VOTE YOUR PROXY. ***

--------------------------------------------------------------------------------
VOTE BY TELEPHONE                VOTE ON THE INTERNET             VOTE BY MAIL
1) Read the Proxy Statement      1) Read the Proxy Statement      1) Read the Proxy Statement.
   and have this card at hand.      and have this card at hand.   2) Check the appropriate box
2) Call 1-800-690-6903.          2) Go to www.proxyweb.com.          on the reverse side.
3) Follow the simple recorded    3) Follow the simple on-screen   3) Sign and date the Proxy card.
   instructions.                    instructions.                 4) Return the Proxy card in the
                                                                     envelope provided.
--------------------------------------------------------------------------------

SUNAMERICA SENIOR FLOATING RATE FUND
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  MARCH 31, 2005
                                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints PETER A. HARBECK and JOSEPH P. KELLY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, on Thursday, March 31, 2005 at 10:00 A.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. The Fund shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the meeting.

                                          Dated:____________________

                              PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN
                                   THE ACCOMPANYING ENVELOPE. NO POSTAGE
                                      REQUIRED IF MAILED IN THE U.S.
                              -----------------------------------------------


                              -----------------------------------------------
                              Signature                     (Sign in the Box)


                              Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.




             SunAmerica Senior Floating Rate Fund - SP

             MIS EDITS:  # OF CHANGES___/___PRF1___PRF 2___

             OK TO PRINT AS IS*_______________*By signing this form you are authorizing MIS to print this form in its current state.

             ________________________________________________________________
             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE

LABEL BELOW FOR MIS USE ONLY!
PO#M9648
SUNAMERICA #994
SENIOR FLOATING RATE FUND
ORIGINAL 2UP OVERSIZE 1/24/05 TD
SCOTT P.(SUNAMERICA SENIOR FLOATING RATE FUND MAR 2005 SP)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

1  To approve a new sub-advisory agreement         FOR       AGAINST     ABSTAIN
   between AIG SunAmerica Asset Management         [ ]        [ ]          [ ]
   Corp. and AIG GlobalInvestment Corp.

   Note Address Change:__________________________

                       __________________________

                       __________________________


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                       SunAmerica Senior Floating Rate Fund - SP



             SunAmerica Senior Floating Rate Fund - SP

             MIS EDITS:  # OF CHANGES___/___PRF1___PRF 2___

             OK TO PRINT AS IS*_______________*By signing this form you are authorizing MIS to print this form in its current state.

             ________________________________________________________________
             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE

LABEL BELOW FOR MIS USE ONLY!
PO#M9648
SUNAMERICA #994
SENIOR FLOATING RATE FUND
ORIGINAL 2UP OVERSIZE 1/24/05 TD
SCOTT P.(SUNAMERICA SENIOR FLOATING RATE FUND MAR 2005 SP)